SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-12
Corning Incorporated
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/	No fee required
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
/ /	Fee paid previously with preliminary materials.
/ /	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

CORNING	000000 0000000000 0 0000
000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext
000000000.000 ext
MR A SAMPLE	000000000.000 ext
DESIGNATION (IF ANY)
ADD 1
ADD 2	Holder Account Number
ADD 3
ADD 4 ADD 5 ADD 6	C 1234567890 J N T
☐ Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A Election of Directors	PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.

1. The Board of Directors recommends a vote FOR the listed nominees.

Please mark your vote as indicated in this example. ☒

	For	Withhold		For	Withhold
01 — James B. Flaws	☐	☐	05 — Peter F. Volanakis	☐	☐
02 — James R. Houghton	☐	☐	06 — Jeremy R. Knowles	☐	☐
03 — James J. O'Connor	☐	☐
04 — Deborah D. Rieman	☐	☐

B    Issues

The Board of Directors recommends a vote FOR the following proposals.

	For	Against	Abstain
2. Proposal to approve the adoption of the 2003 Variable Compensation Plan.	☐	☐	☐	To Discontinue receiving duplicate Annual Reports, please mark the box to the right with an X.	☐
3. Proposal to approve the adoption of the 2003 Equity Plan for Non-Employee Directors.	☐	☐	☐	If you plan on attending the meeting, please mark the box to the right with an X.	☐
4. Proposal to approve the amendment of the 2000 Employee Equity Participation Program.	☐	☐	☐

***ERRATA*** In first line of Summary Compensation Table at page 15 of Corning Incorporated 2003 Proxy Statement, "$650,000" should be "1,650,000."

C    Authorized Signatures — Sign Here — This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box	Date (mm/dd/yyyy)

Proxy—Corning Incorporated

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE 2003 MEETING OF SHAREHOLDERS
APRIL 24, 2003

The undersigned hereby appoints James B. Flaws, James R. Houghton and Wendell P. Weeks and each of them, proxies with full power of substitution, to vote as designated on the reverse side, on behalf of the undersigned all shares of Stock which the undersigned may be entitled to vote at the Meeting of Shareholders of Corning Incorporated on April 24, 2003, and any adjournments thereof, with all powers that the undersigned would possess if personally present. In their discretion, the proxies are hereby authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH SPECIFICATION MADE. IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR ALL LISTED NOMINEES AND ALL LISTED PROPOSALS.

(THIS PROXY CONTINUES AND MUST BE SIGNED ON THE REVERSE SIDE)

Internet and Telephone Voting Instructions

You can vote by telephone or Internet! Available 24 Hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. Have this proxy card in hand when you call.

To vote using the Telephone (within U.S. and Canada)			To vote using the Internet		To Vote by Mail
•	Call toll free 1-866-516-0979 in the United States or Canada at any time on a touch tone telephone. There is NO CHARGE to you for the call.		•	Go to the following web site: WWW.COMPUTERSHARE.COM/US/PROXY	•	Mark, sign and date the proxy card.
•	Enter the Holder Account Number (excluding the letter "C") and Proxy Access Number located below.		•	Enter the information requested on your computer screen and follow the simple instructions.	•	Return the proxy card in the postage-paid envelope provided.
•	Follow the simple recorded instructions.
	Option 1:	To vote as the Board of Directors recommends on ALL proposals: Press 1.
When asked, please confirm your vote by pressing 1.
	Option 2:	If you choose to vote on EACH proposal separately, press 0 and follow the simple recorded instructions.
HOLDER ACCOUNT NUMBER C0123456789				PROXY ACCESS NUMBER 12345

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Proxies submitted by telephone or the Internet must be received by 11:59 P.M., Eastern Time the day before the cut-off date or meeting date.

THANK YOU FOR VOTING